UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549



                                FORM 8-K/A

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of The
                     Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): July 21, 2008



                        STANDARD ENERGY CORPORATION
          (Exact name of registrant as specified in its charter)

      Utah                  0-9336            87-0338149
(State or other          (Commission       (IRS Employer
 jurisdiction of          File Number)   Identification No.)
 incorporation

            447 Bearcat Drive, Salt Lake City, Utah 84115
        (Address of Principal executive office and zip code)

Registrant's telephone number, including area code:
                             (801) 364-9000

                              Not Applicable
       (Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14(d)-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 4.01 Changes in Registrant's Certifying Accountant

(a) Effective July 21, 2008, HJ & Associates, LLC ("HJ"), resigned as the independent registered public accounting firm of Standard Energy Corporation (the "Registrant").

     The reports of HJ on the financial statements of the Registrant as of and for the years ended March 31, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for the addition of an explanatory paragraph expressing substantial doubt about the Registrants ability to continue as a going concern.

     During the years ended March 31, 2008, 2007 and through July 21, 2008, there were no disagreements with HJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of HJ, would have caused HJ to make reference to the subject matter of the disagreement in its reports on the Registrant's financial statements for such periods.

     There were no reportable events during the years ended March
31, 2008 and 2007 or the subsequent interim period through July
21, 2008, including the appointment of a new auditor.

     The Registrant has requested that HJ furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated August 1, 2008 is filed herewith as
Exhibit 16.
                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              STANDARD ENERGY CORPORATION



                              By:/s/Dean W. Rowell
                                 Dean W. Rowell, President

Date:  August 1, 2008







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                                EXHIBIT 16








August 1, 2008


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Ladies and Gentlemen:

We have read the statements of Standard Energy Corporation pertaining to our firm included under Item 4.01 of Form 8-K dated
August 1, 2008 and agree with such statements as they pertain to our firm.

Sincerely,

/s/HJ & Associates

HJ & Associates, LLC

























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